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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated February 27, 1998, relating to the financial statements of Chilesat Telefonia Personal S.A., which appears in such Prospectus.


PRICE WATERHOUSE

Santiago, Chile
September 23, 1998